UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 5, 2023

Yellow Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Commerce Street, Suite 1120 Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 696-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YELLQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2023, the Board of Directors (the “Board”) of Yellow Corporation (the “Company”) increased the Board size from nine (9) to eleven (11) directors and elected Mary Nell Browning and Thomas Knott to fill the Board vacancies as independent directors.

The Company’s largest shareholder and participant in its debtor-in-possession financing, MFN Partners, LP, requested that the Board add two directors with significant prior experience in restructuring transactions to maximize the value of the Company for stakeholders, and specifically recommended Ms. Browning and Mr. Knott who possess said experience.

Ms. Browning and Mr. Knott each meet the independence requirements under the Company’s independence standards and there are no transactions between the Company and Ms. Browning or Mr. Knott that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Browning and Mr. Knott will each receive the same cash compensation for their annual retainer as the other non-employee directors serving on the Board pursuant to the Company’s Fifth Amended and Restated Director Compensation Plan (the “Plan”), as amended, which has been filed as Exhibit 10.10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and incorporated herein in this Item 5.02 by reference. Ms. Browning and Mr. Knott will also receive quarterly cash compensation of $25,000 in lieu of the $100,000 annual equity award under the Plan.

Ms. Browning and Mr. Knott will each enter into the Company’s standard form of Indemnification Agreement with the Company for directors and officers, the form of which was previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on March 15, 2007, and incorporated in this Item 5.02 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOW CORPORATION

By:	/s/ Leah K. Dawson
Leah K. Dawson
Executive Vice President, General Counsel and Secretary

Date: September 11, 2023